(ICON)

Prudential
Government
Income
Fund, Inc.

SEMI
ANNUAL
REPORT
Aug. 31, 1995

(LOGO)

Prudential Government Income Fund, Inc.
Performance At A Glance.
This year, government bond investors have generally enjoyed healthy returns. Bond prices and yields move in opposite directions so in the wake of falling interest rates, prices rose higher and bond yields fell. What's behind the move in rates? Inflation appears to be tamed and economic growth has moderated. In the past six months, we are pleased to announce the Prudential Government Income Fund, Inc. has returned more than the average general U.S. government fund bond fund measured by Lipper
Analytical Services.

Cumulative Total Returns1                                     As of 8/31/95
                               One      Five       Ten         Since
                               Year     Years     Years     Inception2
                      Class A  11.4%    53.4%      N/A         56.7%
                      Class B  10.7     47.7      112.2       124.7
                      Class C  10.8      N/A       N/A         10.8
Lipper Gen. U.S. Govt. Bonds3   9.9     50.3      121.1         N/A

Average Annual Total Returns1                                As of 9/30/95
                               One      Five       Ten         Since
                               Year     Years     Years     Inception2
                      Class A  6.9%     8.0%       N/A         7.5%
                      Class B  5.7      7.9        7.9%        8.1
                      Class C  9.8      N/A        N/A         9.9

                                        Six-Month           30-Day
                                     Dividends/Share       SEC-Yield
Your                Class A              $0.30               5.84%
Dividend            Class B              $0.27               5.40
As of 8/31/95       Class C              $0.27               5.53

An investment in the Fund is neither insured nor guaranteed by the U.S. government. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account sales charges. The Fund charges a maximum sales load of 4% for Class A shares. Class B shares are subject to a contingent deferred sales charge of 5%, 4%, 3%, 2%, 1% and 1%, respectively, for six years. Class C shares charge a CDSC of 1% for one year. Class B shares will automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase.

2Inception dates: class A 1/22/90; class B 4/22/85; class C 8/1/94.

3The Lipper category measures the average of 162 funds for one year, 78 funds for five years, 25 funds for 10 years and 23 funds since inception of the Class B shares on 4/22/85.

How Investments Compared.
(As of 8/31/95)
(GRAPH)

Source: Lipper Analytical Services.
Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes a good deal) and their returns are historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes. (20-year returns are not available.)

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.

*19 years for General Muni Debt Funds.

Barbara Kenworthy, Fund Manager
(PHOTO)


Portfolio
Manager's Report

The Prudential Government Income Fund is designed for investors who want high current return, primarily from bonds issued or guaranteed by the U.S. government or its agencies. At least 65% of the Fund's total assets are invested in U.S. government securities.

Strategy Session.
Largely by adjusting the portfolio's duration (a measure of its sensitivity to interest rate changes), we have captured better returns both when interest rates were rising last year and this year, when they have been falling. In plain English, we attempted to reduce the Fund's average effective maturity when the markets were down and increase it when the markets were up. Short maturity bonds have shorter durations -- their prices fall less when interest rates rise. Long-maturity bonds have longer durations -- their prices rise more when interest rates fall.

That said, on average, our duration will usually remain in the 5 to 6 year range -- the intermediate-term part of the yield curve where we pick up incremental yield without the volatility associated with a long-term fund.

In addition, we monitor the bond markets closely to determine which sectors are more valuable than others at any given time. For instance, when interest rates began falling, we quickly shifted assets out of mortgage backed securities because they begin to suffer from prepayment risk whenever homeowners might be tempted to pay off their mortgages early. Throughout the second and third quarters, we kept the proportion of assets in mortgages at about 43%, slightly lower than earlier in the year.

Here's how the markets performed this year, as measured by the Lehman Brothers bond indexes: the average U.S. government bond was up 10.8%, the average mortgage- backed security was up 10.9% and the average one-month Treasury bill was up 3.2%. Those figures include both coupon income and price appreciation.

Overview.
Barbara Kenworthy has managed the Prudential Government Income Fund for a year now. She actively trades between the different government bond sectors and maturities, seeking high yields and capital appreciation potential wherever those opportunities may exist.

Sector Breakdown.
(CHART)

What Went Well.
We Lengthened Duration.
We moved aggressively to take advantage of the precipitous fall in interest rates, and our moves were largely successful: We lengthened duration to over
6.0 years when interest rates were falling. This translated to an effective maturity of 8.9 years and placed us squarely among the intermediate-term funds in our Lipper category. This maturity range carries risk if interest rates reverse course, but we felt confident they would fall for most of the spring and summer, and we were right.

We Purchased Stripped
Treasury Bonds.
These are created by "stripping" off the coupons from Treasury securities and selling the principal as a zero-coupon bond, at a deep discount to its face value. Treasury strips are typically outstanding performers in a bond rally; they react just as violently to interest rate changes in the other direction, so we sold many of them when interest rates stabilized in late summer.

Our low mortgage weighting helped. By trimming mortgage backed securities, we avoided a lot of prepayment risk late in spring and summer. We purchased U.S. government agency securities instead. These have higher coupons than U.S. Treasury securities, without much more credit risk.

And Not So Well.
If we had owned a crystal ball, we would done two things differently:
-- First, we would have lengthened maturities sooner. While we expected the rally, its magnitude was a surprise, especially the breathtaking drop in long-term rates in May to nearly 6.5% from 7.3%.

-- Second, we remained optimistic slightly longer than we should have. We would have reduced maturities sooner this summer if we realized how soon the market would stagnate.

Looking Ahead.
The economy doesn't appear to be fit enough to spark inflation, but it's not weak enough to make the bond vigilantes rejoice, either. So we're expecting to collect coupon income--and perhaps a bit of price appreciation--from the bond market for most of the rest of the year.
We'll also be looking to shift assets between government sectors, looking for the better yields in any given week. This is not to say we're planning to become aggressive traders, however. Instead, we will keep one eye on yields to keep our income investors happy, and the other on price appreciation in an attempt to keep our total returns higher than the averages.

President's Letter                                        October 11, 1995
(PHOTO)

Dear Shareholder:
We hope you like the fresh look and information we've given your shareholder letter. We've also introduced another feature, called Getting the Most Out of Your Prudential Mutual Fund, which will appear from time to time at the back of your report. Look for topics like "Understanding Risk & Reward" as well as easy-to-understand explanations of financial terms. Why are we providing such information? Because at Prudential Mutual Funds, we believe an informed investor makes smart investment decisions.

On the Hill
As an informed investor, you should know about the "American Dream Savings Account" that is part of the federal budget package now under debate in the Senate. It is a type of Individual Retirement Account that offers a common-sense approach to long-term saving. Investors should like it because --

--You can withdraw funds -- without penalty -- to pay for certain expenses like buying a first home, medical care or educational needs;

--All account earnings would accumulate tax-free, not merely tax-deferred like the current IRA;

--You can make contributions past age 70 1/2, instead of having to take distributions as the current law requires.

Of course, the federal budget process is never easy and while we hope this measure is adopted, there's no way of knowing if it will be. So why not let your Senator and/or Representative know your opinion today? Simply call 202-224-3121.

In Closing
One final note: if you're a Class B shareholder of Prudential Mutual Funds, you'll begin noticing a change on your statements once you've held your shares for seven years. At that time, they will automatically begin to convert to Class A shares on a quarterly basis. Since Class A shares carry lower annual distribution charges than Class B shares, your total returns will be higher after the conversion than they would have been without it. Conversions started earlier this year and beginning in December they will take place during each calendar quarter -- December, March, June and September. It's our way of thanking you for your loyalty -- and rewarding you for maintaining a long-term investment program by helping you earn more total investment return on your Prudential Mutual Fund.
I hope you'll find this information useful as you work with your financial advisor or registered representative to develop your personal investment plan.

Thank you for choosing Prudential Mutual Funds for your mutual fund investment.

Sincerely,

Richard A. Redeker
President

Portfolio of Investments as of August 31, 1995 (Unaudited) PRUDENTIAL
                                                          GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--97.1%
------------------------------------------------------------
U.S. Government Agency Mortgage Pass-Throughs--40.3%
             Federal Home Loan Mortgage Corp.,
  $44,814    7.50%, 2/01/22 - 4/01/25            $    44,994,996
   79,875    8.00%, 1/01/22 - 9/01/24                 81,497,690
    7,339    8.50%, 6/01/07 - 4/01/20                  7,594,929
    3,531    11.50%, 10/01/19                          3,891,223
             Federal National Mortgage Assoc.,
   25,055    6.50%, 10/01/23 - 6/01/24                24,068,386
   54,638    7.00%, 2/01/24 - 5/01/24                 53,699,062
   42,516    7.50%, 4/01/07 - 5/01/10                 43,206,652
   52,851    8.50%, 6/01/17 - 3/01/25                 54,543,141
   12,113    9.00%, 4/01/25                           12,623,727
             Government National Mortgage
               Assoc.,
   57,826    6.50%, 5/15/23 - 10/15/24                55,422,202
   92,712    7.00%, 2/15/09 - 11/15/24                91,118,648
   29,170    7.50%, 5/15/02 - 6/15/25                 29,348,448
   46,309    8.00%, 7/15/16 - 3/15/24                 47,771,856
   30,377    9.00%, 4/15/01 - 12/15/09                31,829,774
   29,309    9.50%, 10/15/09 - 12/15/17               31,362,608
             Government National Mortgage
               Assoc. II,
    6,061    9.50%, 5/20/18 - 8/20/21                  6,358,100
                                                 ---------------
             Total U.S. Government Agency
               Mortgage Pass-Throughs
               (cost $599,256,734)                   619,331,442
----------------------------------------------------------------
U.S. Government Obligations--38.8%
             United States Treasury Bonds,
  100,000    8.75%, 8/15/20                          123,266,000
   40,000    10.75%, 2/15/03                          50,543,600
   68,000    12.00%, 8/15/13                          99,556,080
  143,000(b) 12.50%, 8/15/14                         218,566,920
   28,000(b) 14.00%, 11/15/11                         44,467,360
             United States Treasury Note,
   50,000    7.50%, 2/15/05                           54,047,000
             United States Treasury Strip,
   35,000    Zero Coupon, 5/15/20                      6,380,500
                                                 ---------------
             Total U.S. Government Obligations
               (cost $576,531,401)                   596,827,460
U.S. Government Agency Securities--15.1%
             Federal Home Loan Mortgage Corp.,
  $34,000    6.71%, 6/11/02                      $    34,015,980
   24,810    6.99%, 5/24/02                           25,077,454
   25,000    8.20%, 1/16/98                           25,625,000
             Federal National Mortgage Assoc.,
   45,000    6.55%, 9/12/05                           45,063,450
   40,000    6.85%, 5/26/00                           40,456,400
    3,011    Trust 1991 G-37 Class C, (I/O(a))            97,858
             Israel AID,
   37,600    Zero Coupon, 5/15/15                      9,298,480
   37,600    Zero Coupon, 5/15/16                      8,632,960
             Resolution Funding Corp.,
   50,000    Zero Coupon, 7/15/20                      8,713,500
             Tennessee Valley Authority,
   35,000    6.235%, 7/15/45                          34,871,550
                                                 ---------------
             Total U.S. Government Agency
               Securities (cost $228,749,924)        231,852,632
----------------------------------------------------------------
Asset-Backed Securities--2.6%
             John Deere Owner Trust,
   40,000    Series 1995-2A, 5.97%, 5/15/02
               (cost $39,993,360)                     39,987,500
----------------------------------------------------------------
Adjustable Rate Mortgage Pass-Throughs--0.3%
             Ryland Mortgage Securities
               Corporation,
             Mortgage Participation Securities,
               Series 1993-3, Class A-3,
             7.57%, 9/25/24
    5,430      (cost $5,538,598)                       5,368,923
    ------------------------------------------------------------
             Total long-term investments
               (cost $1,450,070,017)               1,493,367,957
                                                 ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                           3

PRUDENTIAL GOVERNMENT INCOME FUND
Portfolio of Investments as of August 31, 1995 (Unaudited)
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
----------------------------------------------------------------
SHORT-TERM INVESTMENTS--2.8%
----------------------------------------------------------------
Commercial Paper--2.8%
             Associates Corp. of North America,
   $9,758    5.86%, 9/01/95                      $     9,758,000
             Dai-Ichi Kangyo Bank, Ltd.,
   32,480    5.875%, 9/01/95                          32,480,000
                                                 ---------------
             Total Commercial Paper
               (cost $42,238,000)                     42,238,000
    ------------------------------------------------------------
Total Investments, Before Outstanding Option Written--99.9%
             (cost $1,492,308,017; Note 4)         1,535,605,957
Contracts(c)
---------
OUTSTANDING PUT OPTION WRITTEN
             United States Treasury Note,
             expiring October '95 @ $105.23
       50      (premium received $234,375)              (85,937)
----------------------------------------------------------------
Total Investments, Net of Outstanding Option
   Written--99.9%                                  1,535,520,020
             Other assets in excess of
               liabilities--0.1%                       2,132,373
                                                 ---------------
             Net Assets--100%                    $ 1,537,652,393
                                                 ---------------
                                                 ---------------

---------------
AID--Agency for International Development.
I/O--Interest Only.
(a) REMIC--Real Estate Mortgage Investment Conduit.
(b) Principal amount segregated as collateral for options written. Approximate aggregate value of segregated securities--$263,000,000.
(c) One contract equals $10,000 of par value.
--------------------------------------------------------------------------------
4                                             See Notes to Financial Statements.

Statement of Assets and Liabilities (Unaudited)     PRUDENTIAL GOVERNMENT INCOME
                                                                            FUND
--------------------------------------------------------------------------------

Assets
                                August 31, 1995
Investments, at value (cost
$1,492,308,017)...............................................................
    $1,535,605,957
Cash.........................................................................
 .............................              32,984
Receivable for investments
sold...........................................................................
        45,278,200
Interest
receivable...................................................................
 ....................           9,452,907
Receivable for Fund shares
sold...........................................................................
           561,663
Deferred expenses and other
assets........................................................................
           323,026

                                 ---------------
   Total
assets.......................................................................
 ....................       1,591,254,737

                                 ---------------
Liabilities
Payable for investments
purchased....................................................................
 .....          44,921,250
Payable for Fund shares
reacquired...................................................................
 .....           3,688,397
Accrued
expenses.....................................................................
 .....................           2,650,700
Dividends
payable......................................................................
 ...................           1,059,064
Management fee
payable......................................................................
 ..............             646,455
Distribution fee
payable......................................................................
 ............             550,541
Outstanding call option written, at value (premiums received
$234,375)....................................              85,937

                                 ---------------
   Total
liabilities..................................................................
 ....................          53,602,344

                                 ---------------
Net
Assets.......................................................................
 .........................      $1,537,652,393

                                 ---------------

                                 ---------------
Net assets were comprised of:
   Common stock, at
par..........................................................................
 .........      $    1,711,677
   Paid-in capital in excess of
par.......................................................................
  1,640,503,786

                                 ---------------

                                  1,642,215,463
   Accumulated net realized losses on
investments.........................................................
(148,009,448 )
   Net unrealized appreciation on
investments.............................................................
   43,446,378

                                 ---------------
Net assets at August 31,
1995.........................................................................
 ....      $1,537,652,393

                                 ---------------

                                 ---------------
Class A:
   Net asset value and redemption price per share
      ($915,779,454 / 101,971,531 shares of common stock issued and
outstanding)..........................                $8.98
   Maximum sales charge (4.0% of offering
price)..........................................................
  .37

                                 ---------------
   Maximum offering price to
public.......................................................................
             $9.35

                                 ---------------

                                 ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($621,267,120 / 69,128,757 shares of common stock issued and
outstanding)...........................               $8.99

                                 ---------------

                                 ---------------
Class C:
   Net asset value, offering price and redemption price per share
      ($605,819 / 67,409 shares of common stock issued and
outstanding)...................................               $8.99

                                 ---------------

                                 ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.
5

PRUDENTIAL GOVERNMENT INCOME FUND
Statement of Operations (Unaudited)
------------------------------------------------------------
------------------------------------------------------------

                                                 Six Months
                                                    Ended
Net Investment Income                          August 31, 1995
                                               ---------------
Income
   Interest.................................    $   60,956,414
   Income from securities loaned-net........           118,813
                                               ---------------
                                                    61,075,227
                                               ---------------
Expenses
   Distribution fee--Class A................           672,715
   Distribution fee--Class B................         2,786,004
   Distribution fee--Class C................             1,562
   Management fee...........................         3,931,912
   Transfer agent's fees and expenses.......         1,241,000
   Custodian's fees and expenses............           600,000
   Franchise taxes..........................           314,000
   Reports to shareholders..................           127,000
   Registration fees........................            47,000
   Audit fee................................            32,000
   Legal fees...............................            29,000
   Insurance expense........................            26,000
   Directors' fees..........................            24,000
   Miscellaneous............................             5,255
                                               ---------------
      Total expenses........................         9,837,448
                                               ---------------
Net investment income.......................        51,237,779
                                               ---------------
Realized and Unrealized
Gain on Investments
Net realized gain:
   Investment transactions..................        25,140,083
   Written option transactions..............           182,032
                                               ---------------
                                                    25,322,115
                                               ---------------
Net change in unrealized appreciation on:
   Investments..............................        44,094,257
   Written options..........................           148,438
                                               ---------------
                                                    44,242,695
                                               ---------------
Net gain on investments.....................        69,564,810
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................    $  120,802,589
                                               ---------------
                                               ---------------

PRUDENTIAL GOVERNMENT INCOME FUND
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------
------------------------------------------------------------

                                   Six Months        Year Ended
Increase (Decrease)                  Ended          February 28,
in Net Assets                   August 31, 1995        1995
                               ----------------    --------------
Operations
   Net investment income.......  $   51,237,779    $  114,223,550
   Net realized gain (loss) on
      investment
      transactions.............      25,322,115       (93,893,429)
   Net change in unrealized
      appreciation on
      investments..............      44,242,695       (39,470,823)
                                 --------------    --------------
   Net increase (decrease) in
      net assets resulting from
      operations...............     120,802,589       (19,140,702)
                                 --------------    --------------
   Dividends to shareholders
      from net investment
      income
      (Note 1)
      Class A..................     (30,507,134)       (7,117,500)
      Class B..................     (20,717,784)     (107,101,716)
      Class C..................         (12,861)           (4,334)
                                 --------------    --------------
                                    (51,237,779)     (114,223,550)
                                 --------------    --------------
Fund share transactions (net of
   share conversions) (Note 5)
   Net proceeds from shares
      subscribed...............      37,545,612        79,769,541
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions........      29,425,496        64,092,911
   Cost of shares reacquired...    (175,964,452)     (687,645,132)
                                 --------------    --------------
   Decrease in net assets from
      Fund share
      transactions.............    (108,993,344)     (543,782,680)
                                 --------------    --------------
Total decrease.................     (39,428,534)     (677,146,932)
Net Assets
Beginning of period............   1,577,080,927     2,254,227,859
                                 --------------    --------------
End of period..................  $1,537,652,393    $1,577,080,927
                                 --------------    --------------
                                 --------------    --------------

--------------------------------------------------------------------------------
 6                                            See Notes to Financial Statements.

Notes to Financial Statements (Unaudited)      PRUDENTIAL GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
Prudential Government Income Fund (the ``Fund'') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Investment operations commenced on April 22, 1985.
The Fund's investment objective is to seek a high current return. The Fund will seek to achieve this objective primarily by investing in U.S. Government securities, including U.S. Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities, and by engaging in various derivative transactions such as the purchase and sale of put and call options.
-----------------------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation: The Fund values portfolio securities on the basis of current market quotations provided by dealers or by a pricing service approved by the Board of Directors, which uses information such as quotations from dealers, market transactions in comparable securities, various relationships between securities and calculations on yield to maturity in determining values. Options and financial futures contracts listed on exchanges are valued at their closing price on the applicable exchange. When market quotations are not readily available, a security is valued at fair value as determined in good faith by or under the direction of the Board of Directors.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with repurchase agreement transactions, the Fund's custodian, or designated subcustodians as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it
pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.
The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.
Dollar Rolls: The Fund enters into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain or loss and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, in respect of dollar rolls. There were no dollar rolls outstanding as of August 31, 1995.
Securities Lending: The Fund may lend its U.S. Government securities to broker-dealers or government securities dealers. The loans are secured by collateral at least equal at all times to the market value of the securities
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)      PRUDENTIAL GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. There were no loans outstanding as of August 31, 1995.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Dividends and Distributions: The Fund declares daily and pays monthly dividends from net investment income. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
------------------------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $3 billion and
 .35 of 1% of the average daily net assets of the Fund in excess of $3 billion. The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), who acts as the distributor of the Class A shares of the Fund and Prudential Securities Incorporated (``PSI''), who acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.
Pursuant to the Class A Plan, the Fund compensates PMFD for its expenses with respect to Class A shares, at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. Such expenses under the Class A Plan were .15 of 1% of the average daily net assets of the Class A shares for the
year ended               .
Pursuant to the Class B Plan, the Fund compensates PSI for its distribution-related expenses with respect to Class B shares at an annual rate of up to 1% of the average daily net assets up to $3 billion, .80 of 1% of the next $1 billion of such net assets and .50 of 1% over $4 billion of the average daily net assets of the Class B shares. Such expenses under the Class B Plan were charged at .825 of 1% of the average daily net assets of Class B shares. Pursuant to the Class C Plan, the Fund compensates PSI for its distribution-related expenses with respect to Class C shares at an annual rate of up to 1% of the average daily net assets of the Class C shares. Such expenses under Class C Plan were charged at .75 of 1% of average daily net assets.
PMFD has advised the Fund that it has received approximately $76,000 in front-end sales charges resulting from sales of Class A shares during the period ended August 31, 1995. From these fees, PMFD paid such sales charges to dealers which in turn paid commissions to salespersons.
PSI has advised the Fund that for the period ended August 31, 1995 it received approximately $766,000 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
--------------------------------------------------------------------------------
 8
Notes to Financial Statements (Unaudited)      PRUDENTIAL GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the period ended August 31, 1995, the Fund incurred fees of approximately $972,000 for the services of PMFS. As of August 31, 1995, approximately $181,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to non-affiliates.
--------------------------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the period ended August 31, 1995 were $1,063,645,384 and $1,144,015,526, respectively.
The federal income tax cost basis of the Fund's investments, at August 31, 1995 was the same as for book purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $43,446,378
(gross unrealized appreciation-$48,838,509; gross unrealized depreciation-$5,392,131).
The Fund had a capital loss carryforward as of February 28, 1995 of approximately $140,517,000 of which $34,965,000 expires in 1998, $41,965,000 expires in 1999 and $63,587,000 expires in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Transactions in written options during the period ended August 31, 1995 were as follows:

                                        Number of    Premiums
                                        Contracts    Received
                                        ---------   ----------
Options written.......................        260   $1,257,811
Options terminated in closing purchase
  transactions........................       (150)    (840,624)
Options expired.......................        (60)    (182,812)
                                        ---------   ----------
Options outstanding at August 31,
  1995................................         50   $  234,375
                                        ---------   ----------
                                        ---------   ----------

The average balance of dollar rolls outstanding during the period ended August 31, 1995 was approximately $14,801,000.
------------------------------------------------------------------------------
Note 5. Capital
The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.
There are 2 billion shares of common stock, $.01 par value per share, divided into three classes, designated Class A, B and Class C common stock, each of which consists of 666,666,666.67 authorized shares.
Transactions in shares of common stock were as follows:

Class A                               Shares          Amount
---------------------------------   ------------   ---------------
Six months ended August 31, 1995:
Shares sold......................     1,525,197   $    13,525,537
Shares issued in reinvestment of
  dividends......................     1,990,560        17,659,959
Shares reacquired................   (10,929,886)      (96,570,860)
                                   ------------   ---------------
Net decrease in shares
  outstanding before
  conversion.....................    (7,414,129)      (65,385,364)
Shares sold upon conversion from
  Class B........................     7,978,834        70,637,633
                                   ------------   ---------------
Net increase in shares
  outstanding....................       564,705   $     5,252,269
                                   ------------   ---------------
                                   ------------   ---------------
Year ended February 28, 1995:
Shares sold......................     1,650,843   $    14,143,438
Shares issued in reinvestment of
  dividends......................       517,170         4,416,369
Shares reacquired................    (3,871,087)      (33,161,047)
                                   ------------   ---------------
Net decrease in shares
  outstanding before
  conversion.....................    (1,703,074)      (14,601,240)
Shares sold upon conversion from
  Class B........................    97,449,952       825,401,064
                                   ------------   ---------------
Net increase in shares
  outstanding....................    95,746,878   $   810,799,824
                                   ------------   ---------------
                                   ------------   ---------------
Class B
---------------------------------
Six months ended August 31, 1995:
Shares sold......................     2,661,466   $    23,522,953
Shares issued in reinvestment of
  dividends......................     1,325,342        11,754,680
Shares reacquired................    (8,975,135)      (79,273,579)
                                   ------------   ---------------
Net decrease in shares
  outstanding before
  conversion.....................    (4,988,327)      (43,995,946)
Shares reacquired upon conversion
  into Class A...................    (7,973,287)      (70,637,633)
                                   ------------   ---------------
Net decrease in shares
  outstanding....................   (12,961,614)  $  (114,633,579)
                                   ------------   ---------------
                                   ------------   ---------------

--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)      PRUDENTIAL GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

Class B                               Shares          Amount
---------------------------------  ------------   ---------------
Year ended February 28, 1995:
Shares sold......................     7,582,662   $    65,420,737
Shares issued in reinvestment of
  dividends......................     5,979,498        59,672,362
Shares reacquired................   (75,332,177)     (654,474,203)
                                   ------------   ---------------
Net decrease in shares
  outstanding before
  conversion.....................   (61,770,017)     (529,381,104)
Shares reacquired upon conversion
  into Class A...................   (97,449,952)     (825,401,064)
                                   ------------   ---------------
Net decrease in shares
  outstanding....................  (159,219,969)  $(1,354,782,168)
                                   ------------   ---------------
                                   ------------   ---------------
Class C
------------------
Six months ended August 31, 1995:
Shares sold......................        55,688   $       497,122
Shares issued in reinvestment of
  dividends......................         1,217            10,857
Shares reacquired................       (13,217)         (120,013)
                                   ------------   ---------------
Net increase in shares
  outstanding....................        43,688   $       387,966
                                   ------------   ---------------
                                   ------------   ---------------
August 1, 1994* through
  February 28, 1995:
Shares sold......................        24,418   $       205,366
Shares issued in reinvestment of
  dividends......................           498             4,180
Shares reacquired................        (1,195)           (9,882)
                                   ------------   ---------------
Net increase in shares
  outstanding....................        23,721   $       199,664
                                   ------------   ---------------
                                   ------------   ---------------

---------------
* Commencement of offering of Class C shares.
--------------------------------------------------------------------------------
 10

Financial Highlights (Unaudited)               PRUDENTIAL GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

Class A

-----------------------------------------------------------------------
                                               Six Months
                                                 Ended
Years Ended February 28/29,
                                               August 31,
--------------------------------------------------------
                                                  1995          1995        1994
      1993        1992        1991
                                               ----------     --------
-------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......     $   8.59      $   9.13     $
9.40     $  9.17     $  9.02     $  9.00
                                               ----------     --------
-------     -------     -------     -------
Income from investment operations
Net investment income......................         0.30          0.59
0.61        0.66        0.68        0.69
Net realized and unrealized gain (loss) on
   investment transactions.................         0.39         (0.54)
(0.25)       0.35        0.37        0.26
                                               ----------     --------
-------     -------     -------     -------
   Total from investment operations........         0.69          0.05
0.36        1.01        1.05        0.95
                                               ----------     --------
-------     -------     -------     -------
Less distributions
Dividends from net investment income.......        (0.30)        (0.59)
(0.61)      (0.66)      (0.68)      (0.69)
Distributions in excess of accumulated
   gains...................................           --            --
(0.02)         --          --          --
Distributions from paid-in capital in
   excess of par...........................           --            --
 --       (0.12)      (0.22)      (0.24)
                                               ----------     --------
-------     -------     -------     -------
   Total distributions.....................        (0.30)        (0.59)
(0.63)      (0.78)      (0.90)      (0.93)
                                               ----------     --------
-------     -------     -------     -------
Net asset value, end of period.............     $   8.98      $   8.59     $
9.13     $  9.40     $  9.17     $  9.02
                                               ----------     --------
-------     -------     -------     -------
                                               ----------     --------
-------     -------     -------     -------
TOTAL RETURN(c):...........................         8.12%          .83%
3.90%      11.55%      12.18%      11.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............     $915,779      $871,145
$51,673     $61,297     $33,181     $28,971
Average net assets (000)...................     $892,079      $ 95,560
$55,921     $46,812     $29,534     $23,428
Ratios to average net assets:
   Expenses, including distribution fees...         0.96%(b)      0.98%
0.84%       0.84%       0.86%       0.85%
   Expenses, excluding distribution fees...         0.81%(b)      0.83%
0.69%       0.69%       0.71%       0.70%
   Net investment income...................         6.78%(b)      7.45%
6.48%       7.17%       7.51%       7.76%
Portfolio turnover rate....................           70%          206%
 80%         36%        187%        213%

---------------
 (a) Commencement of offering of Class C shares.
 (b) Annualized.
 (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the
     first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
     Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                           11

Financial Highlights (Unaudited)               PRUDENTIAL GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

       Class B

-----------------------------------------------------------------------------
--------
                                               Six Months
                                                 Ended
    Years Ended February 28/29,
                                               August 31,
----------------------------------------------------------------------
                                                  1995           1995
 1994           1993           1992           1991
                                               ----------     ----------
----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......     $   8.60      $     9.13     $
   9.40     $     9.17     $     9.02     $     9.00
                                               ----------     ----------
----------     ----------     ----------     ----------
Income from investment operations
Net investment income......................         0.27            0.53
    0.53           0.58           0.60           0.62
Net realized and unrealized gain (loss) on
   investment transactions.................         0.39           (0.53)
   (0.25)          0.35           0.37           0.26
                                               ----------     ----------
----------     ----------     ----------     ----------
   Total from investment operations........         0.66              --
    0.28           0.93           0.97           0.88
                                               ----------     ----------
----------     ----------     ----------     ----------
Less distributions
Dividends from net investment income.......        (0.27)          (0.53)
   (0.53)         (0.58)         (0.60)         (0.62)
Distributions in excess of accumulated
   gains...................................           --              --
   (0.02)            --             --             --
Distributions from paid-in capital in
   excess of par...........................           --              --
      --          (0.12)         (0.22)         (0.24)
                                               ----------     ----------
----------     ----------     ----------     ----------
   Total distributions.....................        (0.27)          (0.53)
   (0.55)         (0.70)         (0.82)         (0.86)
                                               ----------     ----------
----------     ----------     ----------     ----------
Net asset value, end of period.............     $   8.99      $     8.60     $
   9.13     $     9.40     $     9.17     $     9.02
                                               ----------     ----------
----------     ----------     ----------     ----------
                                               ----------     ----------
----------     ----------     ----------     ----------
TOTAL RETURN(c):...........................         7.75%            .24%
    3.03%         10.61%         11.27%         10.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............     $621,267      $  705,732
$2,202,555     $2,680,259     $2,724,428     $3,127,587
Average net assets (000)...................     $671,724      $1,735,413
$2,487,990     $2,670,924     $2,903,704     $3,432,948
Ratios to average net assets:
   Expenses, including distribution fees...         1.63%(b)        1.66%
    1.68%          1.69%          1.71%          1.67%
   Expenses, excluding distribution fees...         0.81%(b)        0.80%
    0.69%          0.69%          0.71%          0.70%
   Net investment income...................         6.11%(b)        6.17%
    5.64%          6.32%          6.66%          6.94%
Portfolio turnover rate....................           70%            206%
      80%            36%           187%           213%
                                                       Class C
                                             ---------------------------
                                                             August 1,
                                             Six Months       1994(a)
                                               Ended          Through
                                             August 31,     February 28,
                                                1995            1995
                                             ----------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......   $   8.60         $ 8.69
                                            ----------          -----
Income from investment operations
Net investment income......................       0.27           0.31
Net realized and unrealized gain (loss) on
   investment transactions.................       0.39          (0.09)
                                            ----------          -----

   Total from investment operations........       0.66           0.22
                                            ----------          -----
Less distributions
Dividends from net investment income.......      (0.27)         (0.31)
Distributions in excess of accumulated
   gains...................................         --             --
Distributions from paid-in capital in
   excess of par...........................         --             --
                                             ----------          -----
   Total distributions.....................      (0.27)         (0.31)
                                            ----------           -----
Net asset value, end of period.............   $   8.99         $ 8.60
                                            ----------          -----
                                            ----------          -----
TOTAL RETURN(c):...........................       7.80%          2.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............   $    606         $  204
Average net assets (000)...................   $    414         $  111
Ratios to average net assets:
   Expenses, including distribution fees...       1.56%(b)       1.63%(b)
   Expenses, excluding distribution fees...       0.81%(b)       0.88%(b)
   Net investment income...................       6.16%(b)       6.69%(b)
Portfolio turnover rate....................         70%           206%

---------------
 (a) Commencement of offering of Class C shares.
 (b) Annualized.
 (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the
     first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
     Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
12                                            See Notes to Financial Statements.

Directors
Edward D. Beach
Delayne Dedrick Gold
Harry A. Jacobs, Jr.
Thomas T. Mooney
Thomas H. O'Brien
Thomas A. Owens, Jr.
Richard A. Redeker
Stanley E. Shirk

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Eugene S. Stark, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Ellyn C. Acker, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributors
Prudential Mutual Fund Distributors, Inc.
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Shereff, Freidman, Hoffman & Goodman
919 Third Avenue
New York, NY 10022

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292
Toll Free (800) 225-1852

The accompanying financial statements as of August 31, 1995 were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

 BULK RATE
U.S. POSTAGE
   PAID
 Permit 6807
New York, NY

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292
Toll Free (800) 225-1852

744339102
744339201  MF128E2
744339300  Cat. #6421462